Ex. 10.01

STATE AUTO FINANCIAL CORPORATION
2017 LONG-TERM INCENTIVE PLAN

PERFORMANCE UNIT AWARD AGREEMENT

State Auto Financial Corporation, an Ohio corporation (the “Company”), hereby grants to the undersigned employee of the Company (the “Participant”) the following Performance Units Award (“Performance Units”) pursuant to the terms and conditions of the State Auto Financial Corporation 2017 Long-Term Incentive Plan (the “Plan”), and this Performance Unit Award Agreement (this “Award Agreement”).

1. Name of Participant:	[ ●]
2. Grant Date:	[ ●] , 20[ ● ] (the “Grant Date”)
3. Performance Period:	Three-year period commencing on January 1, 20[ ● ]and ending on December 31, 20[●](the “Performance Period”)
4. Performance Units Granted:	[● ]
5. Vesting:
Except as otherwise provided in this Award Agreement, the Performance Units will vest as of the last day of the Performance Period only if and to the extent that (a) the Participant is employed by the Company or an Affiliate on the last day of the Performance Period; and (b) the Compensation Committee determines that the Performance Goals set forth in Section 6 of this Award Agreement (the “Performance Goals”) have been satisfied.

6. Performance Goals:
The Performance Goals applicable to the Performance Units granted to the Participant pursuant to this Award Agreement shall be (a) compound annual premium growth, and (b) combined ratio, during the Performance Period, as determined by the multiple (the “Performance Multiple”) under the matrix attached to this Award Agreement as Exhibit A (the “Performance Matrix”).
At the end of the Performance Period, if the Performance Matrix does not yield a Performance Multiple, the Performance Units awarded under this Award Agreement shall be forfeited and no longer considered outstanding or to be held by the Participant as of the close of business on the date on which the Compensation Committee certifies that the Performance Matrix does not yield a Performance Multiple. If the Performance Matrix yields a Performance Multiple, the Performance Units awarded under this Award Agreement shall remain outstanding and held by the Participant.

7. Determination of Award Value:
Except as otherwise provided in this Award Agreement, if the Performance Units awarded under this Award Agreement remain outstanding as of the last day of the Performance Period under the provisions of Section 6 of this Award Agreement, the value of such Performance Units (the “Award Value”) will be determined pursuant to the following formula:
(a × b) × c, where
a = The number of Performance Units granted under this Award Agreement
b = The Performance Multiple determined by the Compensation Committee pursuant to the provisions of Section 6 of this Award Agreement; and
c = The Fair Market Value of a share of Stock on the date on which the Compensation Committee approves the final payment of the Award granted under this Award Agreement (the “Share Valuation Date”).

8. Settlement:
Except as otherwise provided in this Award Agreement, at the time that the Award Value is determined pursuant to Section 7 or any other section of this Award Agreement, such Award Value will be paid to the Participant (or in the event of the Participant’s death, the Participant’s beneficiary) in cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee. To the extent that any portion of the Award Value is to be paid in shares of Stock, a quotient shall be determined by dividing the Award Value (or portion thereof to be paid in shares of Stock) by the Fair Market Value of a share of Stock on the Share Valuation Date, and rounding down to the next whole number. The quotient resulting from the calculation under the preceding sentence of this Section 8 of this Award Agreement will determine the Participant’s “Award Units” under this Award Agreement. Upon determination of the Participant’s Award Units, the Participant (or, in the event of the Participant’s death, the Participant’s beneficiary) will receive one (1) share of Stock for each Award Unit. Performance Units settled under this Award Agreement are intended to be exempt from Section 409A under the exemption for short term deferrals. Accordingly, Performance Units will be settled in cash, shares of Stock or a combination of cash and shares of Stock no later than the 15th day of the third month following the end of the fiscal year of the Company (or if later the calendar year) in which the Performance Units vest.

9. Death or Disability:
If the Participant’s employment with the Company or any Affiliate terminates by reason of the Participant’s death or Disability before the end of the Performance Period, then, notwithstanding any provision contained in this Award Agreement, the Performance Units granted under this Award Agreement shall become vested as of the date of the Participant’s death or Disability. The Award Value of such Performance Units will be determined as of the date of the Participant’s death or Disability pursuant to the following formula:
(a × b) × c, where
a = The number of Performance Units granted under this Award Agreement;
b = A Performance Multiple equal to 1.0; and
c = The Fair Market Value of a share of Stock on the date of the Participant’s death or Disability.
Upon the determination of the Award Value pursuant to this Section 9 of this Award Agreement, such Performance Units will be settled in the manner described in Section 8 of this Award Agreement; provided, that, (i) in determining the Participant’s Award Units under Section 8, the Fair Market Value of a share of Stock on the date of the Participant’s death or Disability will be substituted for the Fair Market Value of a share of Stock on the Share Valuation Date; and (ii) the Performance Units will be settled in cash, shares of Stock or a combination of cash and shares of Stock no later than the 15th day of the third month following the end of the calendar year in which the Participant’s death or Disability occurs.

10. Retirement:
If the Participant’s employment with the Company or any Affiliate terminates by reason of the Participant’s Retirement before the end of the Performance Period, then, notwithstanding any provision contained in this Award Agreement, the Performance Units granted under this Award Agreement shall become vested in accordance with the provisions of Sections 5 and 6 of this Award Agreement; provided, that, for this purpose, the Participant will be deemed to have been employed by the Company or an Affiliate on the last day of the Performance Period. The Award Value of such Performance Units, if any, will be determined in accordance with the provisions of Section 7 of this Award Agreement and settled at the time and in the manner described in Section 8 of this Award Agreement.

11. Reduction in Force:
If the Participant’s employment with the Company or any Affiliate is terminated before the end of the Performance Period through a reduction in force (as determined in the sole discretion of the Compensation Committee), then, notwithstanding any provision contained in this Award Agreement, the Performance Units granted under this Award Agreement shall become vested in accordance with the provisions of Sections 5 and 6 of this Award Agreement; provided, that, for this purpose, the Participant will be deemed to have been employed by the Company or an Affiliate on the last day of the Performance Period. The Award Value of such Performance Units, if any, will be determined in accordance with the provisions of Section 7 of this Award Agreement; provided, that, for purposes of this Section 11 of this Award Agreement, the Award Value determined pursuant to the provisions of Section 7 of this Award Agreement shall be multiplied by a fraction, the numerator of which is the number of days that the Participant was employed during the Performance Period, and the denominator of which is the total number of days in the Performance Period. Upon the determination of the Award Value of the Performance Units pursuant to this Section 11 of this Award Agreement, such Performance Units will be settled at the time and in the manner described in Section 8 of this Award Agreement.

12. Termination of Employment for any Reason other than Retirement, Death, Disability or Reduction in Force:
If the Participant’s employment with the Company or any Affiliate terminates for any reason other than the Participant’s Retirement, death, Disability or a reduction in force before the last day of the Performance Period, then all Performance Units granted under this Award Agreement will be forfeited as of the date of the Participant’s termination of employment.

13. Conditions:
In the event the Committee determines to settle all or a portion of the Award Value in shares of Stock, the Company’s obligation to deliver shares of Stock is subject to the satisfaction of the following conditions: (a) the Participant is not, at the time of settlement, in material breach of any of his or her obligations under this Award Agreement, or under any other agreement with the Company or any Affiliate; (b) no preliminary or permanent injunction or other order against the delivery of the shares of Stock issued by a federal or state court of competent jurisdiction in the United States shall be in effect; (c) there shall not be in effect any federal or state law, rule or regulation which prevents or delays delivery of the shares of Stock or payment, as appropriate; and (d) the Participant shall confirm any factual matters reasonably requested by the Compensation Committee, the Company or counsel for the Company.

14. Shareholder Rights:
The Participant shall have none of the rights of a shareholder with respect to the shares of Stock underlying the Performance Units, until the Participant becomes the recordholder of the shares of Stock underlying the Performance Units.

15. Effect of Plan:
The Performance Units are subject in all cases to the terms and conditions set forth in the Plan, which are incorporated into and made a part of this Award Agreement. In the event of a conflict between the terms of the Plan and the terms of this Award Agreement, the terms of the Plan will govern. All capitalized terms that are used in this Award Agreement but are not defined in this Award Agreement shall have the meanings ascribed to such terms in the Plan.

16. Acknowledgment:	By receipt of this Award, the Participant acknowledges and agrees that the Performance Units are subject to all of the terms and conditions of the Plan and this Award Agreement.
17. Forfeiture:
Notwithstanding any other provision of this Award Agreement, the Performance Units granted hereunder shall be subject to (a) the Forfeiture for Cause provisions contained in Section 4.7 of the Plan; and (b) any clawback or similar policy that may be implemented by the Company which is applicable to the Performance Units.

18. Effect on Other Agreements:
The parties acknowledge and agree that the provisions of this Award Agreement shall supersede any and all other agreements and rights that the Participant has under any agreements or arrangements between the Participant and the Company, whether in writing or otherwise, with respect to the matters set forth herein.

EXHIBIT A

Long-Term Incentive Plan (LTIP) Matrix

Premium Growth	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
	__%	_	_	_	_	_	_	_	_	_	_	_	_	_
		__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%
Combined Ratio